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                                                                   EXHIBIT 10.20



                       AMENDMENT TO EMPLOYMENT AGREEMENT


                 This Amendment to Employment Agreement (the "Amendment") is entered into April 15, 1997 by and between COSTILLA ENERGY, INC. (the "Company") and HENRY G. MUSSELMAN ("Musselman").

                                R E C I T A L S

                 A. The Company and Musselman entered into an Employment Agreement dated September 1, 1996, which Employment Agreement became effective October 14, 1996 (the "Original Agreement").

                 B. The Company and Musselman have agreed to modify the Original Agreement by this Amendment for the sole purpose of modifying Musselman's title under Section 3 of the Original Agreement.

                 NOW, THEREFORE, the Company and Musselman for good and valuable consideration, the receipt and sufficiency of which are acknowledged agree to modify the Original Agreement as follows:

                 1. Section 3 of the Original Agreement is deleted and replaced to read in its entirety as follows:

                 "Musselman's title during his term of employment shall be Executive Vice President and Chief Operating Officer. During the term of this Agreement, and subject to the other provisions of this Agreement, Musselman shall diligently provide services to the Company."

                 2. Except as modified by this Agreement, all other terms of the Original Agreement shall remain unchanged.

                 EXECUTED the date and year first above written.

                                       COSTILLA ENERGY, INC.


                                       By: /s/ Michael J. Grella
                                          -------------------------------
                                           Michael J. Grella, President


                                           /s/ Henry G. Musselman
                                          -------------------------------
                                                HENRY G. MUSSELMAN